                                                                    Exhibit 24.3

                                POWER OF ATTORNEY

          Know all by these presents,  that the undersigned  hereby  constitutes and appoints Steven Wolosky signing singly,  the  undersigned's  true and lawful attorney-in-fact to:

          1. execute for and on behalf of the  undersigned  all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities  Exchange Act of 1934 and the rules thereunder;

          2.  do  and  perform  any  and  all  acts  for  and on  behalf  of the undersigned  that may be necessary or desirable to complete and execute any such
Form 3, 4, or 5, complete and execute any amendment or amendments  thereto,  and timely file such form with the United States Securities and Exchange  Commission and any stock exchange or similar authority; and

          3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

          The undersigned hereby grants to each such attorney-in-fact full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary, or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  power of  attorney  and the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing  attorney-in-fact,  in serving in such  capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

          This Power of Attorney shall remain in full force and effect until the undersigned  is no  longer  required  to file  Forms 3, 4, and 5 unless  earlier revoked  by the  undersigned  in a signed  writing  delivered  to the  foregoing attorney-in-fact.

          IN WITNESS WHEREOF,  the undersigned has caused this Power of Attorney to be executed as of this 20th day of September, 2002.

                                                    /s/ Warren G. Lichtenstein
                                                    --------------------------
                                                    WARREN G. LICHTENSTEIN